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                                                  (RIVERSOURCE INVESTMENTS LOGO)

                   PROSPECTUS SUPPLEMENT -- SEPTEMBER 18, 2009

RIVERSOURCE PARTNERS AGGRESSIVE GROWTH FUND (7/30/09)

On September 10, 2009, the Fund's Board of Directors approved in principle the merger of RiverSource Partners Aggressive Growth Fund (the Fund) into RiverSource Mid Cap Growth Fund, a fund whose investment objective is growth of capital. More information about RiverSource Mid Cap Growth Fund and the proposed merger will be included in proxy materials.

Completion of the merger is subject to approval by shareholders of the Fund. It is currently anticipated that, pending final approval from the Fund's Directors, proxy materials regarding the merger will be distributed to shareholders during the fourth quarter 2009 or the first quarter 2010, and that a meeting of shareholders to consider the merger will be scheduled for the first or second quarter of 2010.

The following changes are effective on or about November 6, 2009.

The Principal Investment Strategies section is revised as follows:

Under normal market conditions, the Fund's net assets, including the amount of any borrowings for investment purposes, are invested primarily in equity securities of medium-sized U.S. companies. Medium-sized companies are those whose market capitalization at the time of purchase falls within the range of the Russell Midcap(R) Growth Index. Although it invests primarily in medium-sized companies, the Fund may also invest in companies of any size or capitalization. Up to 25% of the Fund's net assets may be invested in foreign investments.

In pursuit of the Fund's objective, the investment manager (RiverSource Investments, LLC) chooses equity investments by, among other things:

- Analyzing a company's:

  - management's track record;

  - financial strength;

  - growth potential (on average, a company's expected ability to generate future earnings growth of at least 15% per year); and

  - competitive market position.

- Identifying sectors with growth potential and weighting purchases in those sectors more heavily.

- Considering market trends and identifying opportunities within multiple industries that offer a desirable risk/reward trade-off for shareholders.

In evaluating whether to sell a security, the investment manager considers, among other factors, whether:

- The security is overvalued relative to alternative investments.

- The company has met the investment manager's earnings and/or growth expectations.

- Political, economic, or other events could affect the company's performance.

- The company or the security continues to meet the other standards described above.

The Principal Risks section has been revised to add Sector Risk:

SECTOR RISK. If a fund emphasizes one or more economic sectors, it may be more susceptible to the financial, market or economic events affecting the particular issuers and industries in which it invests than funds that do not emphasize particular sectors. The more a fund diversifies across sectors, the more it spreads risk and potentially reduces the risks of loss and volatility.

The information following the third paragraph in the Investment Manager section has been revised as follows:

Portfolio Manager(s). The portfolio managers responsible for the day-to-day management of the Fund are:

John K. Schonberg, CFA, Portfolio Manager

- Managed the Fund since November 2009.

- Equity Team Leader.

- Joined RiverSource Investments in 1997.

- Began investment career in 1988.

- BS, University of Nebraska.


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S-6260-3 A (9/09)

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Sam Murphy, Associate Portfolio Manager

- Managed the Fund since November 2009.

- Employed by RiverSource Investments from 1999-2002; returned to RiverSource Investments in 2006 as a Senior Research Analyst.

- Began investment career in 1989.

- MBA, University of Pennsylvania, Wharton School of Business.

Mike Marzolf, Associate Portfolio Manager

- Managed the Fund since November 2009.

- Joined RiverSource Investments in 2007 as an Associate Portfolio Manager.

- Began investment career in 1998.

- BS, University of St. Thomas.

The rest of the section remains unchanged.

S-6260-3 A (9/09)